UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 27, 2006
CORN PRODUCTS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749

(Address of Principal Executive Offices)	(Zip Code)
(708) 551-2600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing            obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Form of Performance Share Award Agreement

Item 1.01. Entry into a Material Definitive Agreement
On January 27, 2006, the Compensation Committee (the “Committee”) of the Corporation’s Board of Directors took certain actions relating to the compensation of the Corporation’s executive officers.
Approval of Cash Bonuses for 2005 under Annual Incentive Plan
The Committee approved annual cash bonus awards earned in 2005 for the Company’s executive officers under the Corporation’s Annual Incentive Plan (the “2005 AIP Bonuses”). The 2005 AIP Bonuses were earned based upon the achievement of performance goals established by the Committee in early 2005.
The following chart sets forth the amount of the 2005 AIP Bonuses for the Corporation’s named executive officers (as such term is defined in Item 402 of the Securities and Exchange Commission’s Regulation S-K):

Samuel C. Scott	$542,273
Jorge L. Fiamenghi	$300,000
Cheryl K. Beebe	$270,000
Jeffrey B. Hebble	$185,000
James W. Ripley	$155,000
Setting of Performance Criteria for Cash Bonuses for 2006 under Annual Incentive Plan
The Committee also established target amounts and the performance criteria applicable for cash bonuses that certain employees are eligible to earn for 2006 under the Corporation’s Annual Incentive Plan (“2006 AIP Bonuses”). Participants are eligible to earn bonuses for 2006 ranging from 0% to 200% of target depending on whether and to what extent the corporate and strategic goals approved by the Committee are attained.
For the named executive officers, 2006 AIP Bonuses will be determined on the basis of earnings per share/operating income results (60%), cash flow from operations (20%) and strategic objectives (20%) approved by the Committee.
Award of Performance Shares under Stock Incentive Plan
The Committee also approved the award of Performance Shares to certain officers, including the named executive officers, under the Corporation’s Stock Incentive Plan. The Performance Shares may be settled only in shares of the Corporation’s Common Stock. The number of shares of Common Stock, if any, that recipients of Performance Share awards will receive in relation to such awards will be based upon the extent to which the Corporation attains the total shareholder return (as measured against a peer-group of 31 companies) and return on capital employed goals established by the Committee for the three-year cycle beginning on January 1, 2006 and ending on December 31, 2008.
A form of the Performance Share Award Agreement used to document the Performance Share awards made to named executive officers is attached hereto as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
          10.1 Form of Performance Share Award Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORN PRODUCTS INTERNATIONAL, INC.
Date: January 31, 2006	By:	/s/ Cheryl K. Beebe
Cheryl K. Beebe
Vice President and Chief Financial Officer